UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DEUTSCHE HIGH INCOME OPPORTUNITIES FUND, INC.

(Name of Registrant as Specified in Its Charter)

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DEUTSCHE HIGH INCOME OPPORTUNITIES FUND, INC. (“DHG”)

345 PARK AVENUE

NEW YORK, NEW YORK 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 20, 2017

This is the formal notice for the annual meeting of stockholders of DHG (the “Fund”). It tells you the proposal that you will be asked to vote on and the time and place of the annual meeting, in the event you choose to attend in person.

To the stockholders of the Fund:

An annual meeting of stockholders of the Fund will be held September 20, 2017 at 2:00 p.m. (Eastern time), at the offices of Deutsche Investment Management Americas Inc., 60 Wall Street, New York, New York 10005 (the “Meeting”), to consider the following proposal (the “Proposal”):

PROPOSAL:	To elect (4) four Class I Board Members to the Board of Directors of the Fund (the “Board”).

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting and at any adjournment(s) or postponement(s) thereof.

Holders of record of shares of the Fund at the close of business on July 20, 2017 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH BOARD MEMBER NOMINEE

For the Fund, a meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the meeting without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Fund’s meeting, the question of adjournment may be submitted to a vote of the Fund’s stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Fund’s shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken.

This notice and the related proxy materials are being mailed to stockholders of the Fund on or about August 18, 2017. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board

John Millette

Secretary

August 15, 2017

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the recommendation of your Fund’s Board on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call Georgeson LLC, your Fund’s proxy solicitor, at the special toll-free number we have set up for you (866-821-2570), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

DEUTSCHE HIGH INCOME OPPORTUNITIES FUND, INC. (“DHG”)

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

August 15, 2017

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of DHG (the “Fund”) for use at the annual meeting of stockholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), 60 Wall Street, New York, New York 10005 on September 20, 2017 at 2:00 p.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”). The principal executive address of the Fund is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Annual Meeting of Stockholders and the accompanying proxy card (the “Proxy Card”), are first being mailed to stockholders on or about August 18, 2017. The Proxy Statement explains what you should know before voting on the proposal described herein. Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to the board of directors of the Fund. The term “Board Member,” as used herein, refers to a person who serves as a director of the Fund (each a “Director”).

The Meeting is being held to consider and to vote on the following proposal (the “Proposal”) for the Fund as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting.

PROPOSAL: To elect (4) four Class I Board Members to the Board of the Fund.

THE BOARD OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH

BOARD MEMBER NOMINEE.

The vote required to approve the Proposal is described under “Proposal — Election of Board Members — Required Vote” and “Additional Information — Quorum and Required Vote.”

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting and at any adjournment(s) or postponement(s) thereof.

The most recent Annual Report of the Fund, containing audited financial statements (the “Annual Report”), previously has been furnished to the Fund’s stockholders. An additional copy of the Annual Report and the most recent Semi-Annual Report (the “Semi-Annual Report”) succeeding the Annual Report, if any, will be furnished without charge upon request by writing to your Fund at 345 Park Avenue, New York, New York 10154, or by calling 800-349-4281. Annual Reports and Semi-Annual Reports also are available on the Deutsche Asset Management website at www.deutschefunds.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL

ELECTION OF BOARD MEMBERS

Stockholders of the Fund are being asked to elect Board Members to the Board of the Fund as described below.

Pursuant to the Fund’s charter and Amended and Restated By-Laws, the Board of the Fund has been divided into three (3) classes with Board Members of each class being elected to serve until the third annual meeting following their election.

At the Meeting, four (4) Class I Board Members are to be elected by stockholders of the Fund, each for a term expiring no later than the annual meeting of stockholders in 2020, or until the termination of the Fund as described below has been completed, and until such Board Member’s successor is duly elected and qualifies. At the 2015 annual stockholders’ meeting for the Fund, stockholders approved Articles of Amendment to the Fund’s charter that limit the Fund’s term of existence until March 30, 2018 or such earlier date as may be determined by the Board, at which time the Fund will be liquidated. Board Members elected to the Board of DHG at the Meeting will serve until the termination of the Fund. In the event the termination does not occur, Board Members elected to the Board of DHG at the Meeting would serve until the annual meeting of stockholders in 2020. The Class I Board Member nominees standing for election at the Meeting are: Mr. John W. Ballantine, Ms. Dawn-Marie Driscoll, Dr. Kenneth C. Froewiss and Ms. Rebecca W. Rimel.

The individuals nominated for election as Board Members of the Fund at the Meeting (collectively, the “Board Member Nominees”) were nominated by the Fund’s Board upon the recommendation of the Board’s Nominating and Governance Committee. The Board Member Nominees currently serve as Board Members of the Fund, and currently serve as Board Members of other Deutsche funds advised by DIMA.

It is the intention of the persons named in the enclosed Proxy Card to vote the shares represented thereby for the election of the Board Member Nominees unless the Proxy Card is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member of the Fund if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board of your Fund.

Information Concerning the Board Member Nominees and Board Members

Information is provided below as of July 1, 2017 for the Board Member Nominees and the continuing Board Members for the Fund’s Board. All of the Board Member Nominees and continuing Board Members are “non-interested” Board Members, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”). See pages 6-7 for further discussion of the qualifications of the Board Member Nominees and the continuing Board Members.

Board Member Nominees/Board Members:

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John W. Ballantine (1946)	Board Member	Class I Board Member until 2017 annual stockholder meeting Length of Service: Since 1999

Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Director and Chairman of the Board, Healthways Inc. (population well-being and wellness services) (2003-2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/ Trustee: Palm Beach Civic-Assn.; Public Radio International; Window to the World Communications (public media); and Harris Theater for Music and Dance (Chicago)

				95	Portland General Electric (utility company) (2003- present)
Dawn-Marie Driscoll (1946)	Board Member	Class I Board Member until 2017 annual stockholder meeting Length of Service: Since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988-1990); Vice President of	95	None

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Corporate Affairs and General Counsel, Filene’s (retail) (1978-1988); Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007-2015); Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

Kenneth C. Froewiss (1945)	Vice Chairperson of the Board and Board Member	Class I Board Member until 2017 annual stockholder meeting Length of Service: Vice Chairperson, Since 2017; Board Member, Since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997-2014); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); formerly, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	The Central and Eastern Europe Fund, Inc.; The European Equity Fund, Inc. and The New Germany Fund, Inc. (since 2017)
Rebecca W. Rimel (1951)	Board Member	Class I Board Member until 2017 annual stockholder meeting Length of Service: Since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994-present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care (January	95	Director, Becton Dickinson and Company (medical technology company) (2012- present); Director BioTelemetry, Inc. (health care) (2009- present)

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
Henry P. Becton, Jr. (1943)	Board Member	Class III Board Member until 2019 annual stockholder meeting Length of Service: Since 1990	Vice Chair and former President, WGBH Educational Foundation; Directorships: Public Radio International; Public Radio Exchange (PRX); the Pew Charitable Trusts (charitable organization); former Directorships: Belo Corporation (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; and North Bennett Street School (Boston)	95	Director, Becton Dickinson and Company (medical technology company) (1987- 2016)
Keith R. Fox, CFA (1954)	Chairperson of the Board and Board Member	Term: Class II Board Member until 2018 annual stockholder meeting Length of Service: Chairperson, Since 2017; Board Member, Since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	95	None

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Paul K. Freeman (1950)	Board Member	Class III Board Member until 2019 annual stockholder meeting Length of Service: Since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former Chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorship: Denver Zoo Foundation (December 2012-present); Knoebel Institute for Healthy Aging, and University of Denver (2017-present); former Directorship: Prisma Energy International	95	None
Richard J. Herring (1946)	Board Member	Term: Class II Board Member until 2018 annual stockholder meeting Length of Service: Since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	95	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944)	Board Member	Class III Board Member until 2019 annual stockholder meeting Length of Service: Since 2004	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	95	None

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William N. Searcy, Jr. (1946)	Board Member	Term: Class II Board Member until 2018 annual stockholder meeting Length of Service: Since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	95	None
Jean Gleason Stromberg (1943)	Board Member	Class III Board Member until 2019 annual stockholder meeting Length of Service: Since 1997	Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978-1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000-2015), Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	95	None

(1)	The length of time served represents the year in which the Board Member joined the Board of one or more Deutsche funds currently overseen by the Board.

Unless otherwise noted, each Board Member and Board Member Nominee has engaged in the principal occupation(s) noted in the table above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Independent Board Member is Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

As reported to the Fund, Exhibit A to this Proxy Statement sets forth the dollar range of equity securities and number of shares beneficially owned by each Board Member in the Fund as of July 1, 2017. Exhibit A also sets forth the aggregate dollar range of equity securities beneficially owned by each Board Member in all Deutsche funds overseen by the Board Member as of July 1, 2017.

The Nominating and Governance Committee of the Board of the Fund is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current

Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member’s record of service as a director or trustee of public and private organizations. In the case of each Board Member, this included his or her many years of previous service as a director or trustee of certain of the Deutsche funds. This previous service has provided these Board Members with a valuable understanding of the history of the Deutsche funds and the DIMA organization and has also served to demonstrate his or her high level of diligence and commitment to the interests of fund stockholders and his or her ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine — Mr. Ballantine’s experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major U.S. bank.

Henry P. Becton, Jr. — Mr. Becton’s professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Paul K. Freeman — Dr. Freeman’s professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.

Kenneth C. Froewiss — Dr. Froewiss’ professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton — Mr. McClayton’s professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel — Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg — Ms. Stromberg’s professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and the U.S. Government Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

Officers

The officers of the Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, as applicable. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the Deutsche fund complex.

Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management (“Deutsche AM”) or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Deutsche AM division of Deutsche Bank AG, or its affiliates, and as a result may be deemed to indirectly receive a portion of their compensation from revenues generated by the Fund.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Board Member by the Fund for its most recently completed fiscal year and to each Independent Board Member by the Deutsche fund complex for the calendar year ended December 31, 2016.

Board Structure

The primary responsibility of the Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the Board Member Nominees are elected by stockholders, the Board will be comprised of eleven individuals, all of whom are Independent Board Members. Each of the Board Member Nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of the Fund.

The Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel. An Independent Board Member, Mr. Fox, currently serves as Chairperson of the Board of the Fund.

During calendar year 2016, the Board of the Fund met six (6) times. Each Board Member attended at least 75% of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2016. One Board member attended the 2016 annual stockholder meeting of the Fund.

The Board of the Fund provides a process for stockholders to send communications to the Board. Correspondence should be sent by

U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the Deutsche funds, each Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consists solely of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of the Fund’s investment advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Deutsche funds and to discuss with the Fund’s investment advisor and administrator how it monitors and controls such risks.

The Board of the Fund has established the following standing committees: Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Contract Committee, Investment Oversight Committee, Operations Committee and Dividend Committee (each a “Committee”). For each Committee, except the Dividend Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board. The function, membership and number of meetings held in calendar year 2016 for each Committee is discussed below.

Audit Committee.  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting,

(4) valuation of Fund assets and securities and (5) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. The Audit Committee oversees the valuation of Fund securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures. The Audit Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Audit Committee is not in session. The current members of the Fund’s Valuation Sub-Committee are Paul K. Freeman, Richard J. Herring, John W. Ballantine (Alternate), Henry P. Becton, Jr. (Alternate) and William McClayton (Alternate). The Audit Committee also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Fund’s Audit Committee is governed by the Audit Committee Charter, which is available on the Fund’s information page at https://fundsus.deutscheam.com/EN/products/closed-end-prices-performance.jsp (click on the relevant Fund). The Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds. Pursuant to the charter of the Fund’s Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the committee. At its January 2012 meeting, the Board of the Fund considered the fact that Mr. Richard J. Herring had begun simultaneous service on more than three public company audit committees and determined that such service would not impair his ability to effectively serve on the Audit Committee. During the calendar year 2016, the Audit Committee of the Fund’s Board held ten (10) meetings.

In November 2016, the Fund’s Audit Committee reviewed and discussed the audited financial statements with management for the Fund’s fiscal year ended 2016. The Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301(Communications With Audit Committees). The Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company

Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Fund’s Audit Committee discussed with representatives of the Fund’s independent registered public accounting firm their firm’s independence. Based on its review of the Fund’s financial statements and discussions with management and the Fund’s independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, the Fund’s Audit Committee recommended to the Fund’s Board that the audited financial statements be included in the annual report provided to stockholders for the Fund’s fiscal year ended 2016. The current members of the Fund’s Audit Committee are:

Paul K. Freeman (Chair)

William McClayton (Vice Chair)

John W. Ballantine

Henry P. Becton, Jr.

Richard J. Herring

Nominating and Governance Committee.  The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise, and (vi) the current composition of the Board. The Fund’s Nominating and Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by stockholders for candidates for Board positions on the same basis as candidates recommended by other sources. Stockholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston,

MA 02199-3600. The Fund’s Nominating and Governance Committee is governed by a Nominating and Governance Committee Charter, which is available on the Fund’s information page at https://fundsus.deutscheam.com/EN/products/closed-end-prices-performance.jsp (click on the relevant Fund). The Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE listing standards applicable to closed-end funds. The current members of the Fund’s Nominating and Governance Committee are Rebecca W. Rimel (Chair), Henry P. Becton, Jr. (Vice Chair), Kenneth C. Froewiss and William McClayton. During the calendar year 2016, the Nominating and Governance Committee of the Fund’s Board held five (5) meetings.

Contract Committee.  The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios. The current members of the Fund’s Contract Committee are John W. Ballantine (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Richard J. Herring, William N. Searcy, Jr. and Jean Gleason Stromberg. During the calendar year 2016, the Contract Committee of the Fund’s Board held six (6) meetings.

Investment Oversight Committee.  The Investment Oversight Committee, which consists entirely of Independent Board Members, reviews the investment operations of the Fund. The current members of the Fund’s Investment Oversight Committee are William McClayton (Chair), Richard J. Herring (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg. During the calendar year 2016, the Investment Oversight Committee of the Fund’s Board held five (5) meetings.

Operations Committee.  The Operations Committee which consists entirely of Independent Board Members, reviews the administrative operations and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements and such other tasks as the full Board deems necessary or appropriate. The current members of the Fund’s Operations Committee are William N. Searcy, Jr. (Chair), Kenneth C. Froewiss (Vice Chair), Dawn-Marie Driscoll, Rebecca W. Rimel and Jean Gleason Stromberg. During the calendar year 2016, the Operations Committee of the Fund’s Board held five (5) meetings.

Dividend Committee.  The Dividend Committee, which consists entirely of Independent Board Members, authorizes dividends and other distributions for the Fund. The Dividend Committee meets on an as-needed basis. The current members of the Fund’s Dividend Committee are Keith R. Fox and Kenneth C. Froewiss, with alternates John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Paul K. Freeman, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg. During the calendar year 2016, the Dividend Committee of the Fund’s Board did not meet.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board of the Fund may also form ad hoc committees to consider specific issues.

Required Vote

The election of a Board Member Nominee requires the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote.

Recommendation of the Board

The Board of your Fund believes that the election of each Board Member Nominee is in the best interests of your Fund. Accordingly, the Board unanimously recommends that stockholders of the Fund vote FOR the election of each Board Member Nominee as set forth in the Proposal above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Independent Board Members, has selected Ernst & Young LLP (“EY”) to act as independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year. EY has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm. Representatives of EY will not be present at the Meeting.

The following table shows the amount of fees that EY billed to (i) the Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. The Fund’s Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

	Audit Fees Billed to	Audit Related Fees Billed to(2)		Tax Fees Billed to		All Other Fees Billed to(5)
Fiscal Year Ended September 30,	Fund(1)	Fund	DIMA Entities	Fund(3)	DIMA Entities(4)	Fund	DIMA Entities
2016	$78,666	$0	$0	$9,367	$539,941	$0	$23,538
2015	$78,666	$0	$0	$9,367	$498,574	$0	$3,278,113

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” “All Other Fees” for the DIMA Entities were billed for services in connection with agreed upon procedures.

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax return preparation.

(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.

(5)	“All Other Fees” are the aggregate fees billed for services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services.  The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Fund’s Audit Committee pre-approved all non-audit services that EY provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. The Fund’s Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the DIMA Entities. The Fund’s Audit Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
2016	$9,367	$563,479	$595,469	$1,168,315
2015	$9,367	$3,776,687	$880,336	$4,666,390

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for the DIMA Entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

According to the Fund’s principal independent registered public accounting firm, substantially all of the principal independent registered public accounting firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal independent registered public accounting firm.

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Fund’s Audit Committee, included provisions in which the parties consented to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Fund’s Audit Committee, included a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

1.)    In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•

EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

•

EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules,

EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

•

EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)    In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by DIMA and its affiliates, including other subsidiaries of the Advisor’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

3.)    In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•

EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

•

EY advised the Fund’s Audit Committee that, in 2015, EY Spain provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)    In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with the Loan Rule.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by DIMA and its affiliates, including other subsidiaries of the Advisor’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

As noted above, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

5.)    On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•

EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)    On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with the Loan Rule.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by DIMA and its affiliates, including other subsidiaries of the Advisor’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ADDITIONAL INFORMATION

Quorum and Required Vote.  Proxies are being solicited from the Fund’s stockholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR the election of all Board Member Nominees and as the persons named in the proxy determine on such other business as may come before the Meeting. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board.

The presence at the Meeting in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the Fund’s Meeting. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Whether or not a quorum is present, the Fund’s Meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Fund’s Meeting, the question of adjournment may be submitted to a vote of the Fund’s stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Fund’s shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such adjournment. On any adjournment put to a stockholder vote, the persons named as proxies on the enclosed Proxy Card will exercise their best judgment to vote as they deem to be in the best interests of stockholders. Adjournment will subject a Fund to additional expenses. An adjournment may not extend beyond a date 120 days after the Record Date (defined below) without further notice of the adjourned Meeting date.

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The election of a Board Member Nominee requires the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote. Abstentions and broker non-votes, if any, will have the effect of votes against the applicable Board Member Nominee(s). If a Board Member Nominee does not receive the required vote, such Board Member Nominee will continue to serve until the next annual meeting of stockholders of the Fund and until his or her successor has been elected and qualifies.

Record Date and Method of Tabulation. Stockholders of record of the Fund at the close of business on July 20, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, 15,181,369.64 shares of the Fund were issued and outstanding.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Fund over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. As of the Record Date, the Fund knows of no person who beneficially owns more than 5% of any of the outstanding shares of the Fund, except as follows:

Stockholder Name and Address	Amount of Shares Owned	Percentage Owned
Saba Capital Management, L.P. (1) 405 Lexington Avenue, 58th Floor, New York, NY 10174	1,749,150	11.52%
Bulldog Investors, LLC(2) Park 80 West-Plaza Two 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	1,017,792	6.70%

(1)	This information, including the number of shares owned (but not the percent), is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC on May 16, 2017.

(2)

This information, including the number of shares owned (but not the percent), is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC with respect to DHG on September 1, 2016.

The Board Members and executive officers collectively own less than 1% of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies. The Fund will pay its costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone. In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers and representatives of the Fund, by officers and employees of DIMA and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Georgeson LLC has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $7,087, plus reimbursement for out-of-pocket expenses. However, the exact cost will depend on the amount and types of services rendered. If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), or for directions on how to attend the Meeting in person, they may call Georgeson LLC toll-free at 866-821-2570. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of Georgeson LLC if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Fund will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Georgeson LLC for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

One Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-349-4281 or write to your Fund at 345 Park Avenue, New York, New York 10154.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of your Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by your Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of a Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish a Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 2016 for the Fund all filings were timely.

Investment Advisor and Administrator. DIMA, 345 Park Avenue, New York, New York 10154, serves as the Fund’s investment advisor and administrator. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Deutsche AM represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries. Deutsche AM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for inclusion in a proxy statement for the Fund’s stockholders’ meeting to be held in 2018 should send their written proposals to the Secretary of the Fund at the following address: Deutsche Investment Management Americas Inc., One Beacon Street, Boston, MA 02108.

Because the Fund is scheduled to liquidate no later than March 31, 2018, the Fund does not currently anticipate convening an annual stockholders’ meeting in 2018. However, in the event that a 2018 annual meeting for the Fund is held, the deadlines below would apply. A stockholder wishing to submit a proposal for inclusion in the Fund’s proxy statement for the 2018 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal along with all information required by the advanced notice provisions of the Amended and Restated By-Laws as described in the next paragraph to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such proposal received no later than April 20, 2018 as timely. The timely submission of a proposal, however, does not guarantee its inclusion.

The Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of stockholder proposals, including proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, to be considered by stockholders at an annual meeting. Pursuant to the advance notice provisions of the Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a stockholder pursuant to the advance notice provisions, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than March 21, 2018 nor later than 5:00 p.m., Eastern Time, on April 20, 2018. However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made.

The Fund’s advance notice requirements are set forth in Exhibit D. The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON LLC AT 866-821-2570.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 20, 2017:

The Notice of Meeting, Proxy Statement and Proxy Card are available at: www.proxy-direct.com/deu-29102.

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of July 1, 2017, the Board Members and the officers of the Fund as a whole owned less than 1% of the outstanding shares of the Fund.

The following tables show the dollar range of equity securities beneficially owned and the number of shares beneficially owned by each Board Member in the Fund as of July 1, 2017.

Under its Board Governance Policies, the Fund’s Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $275,000 in the Deutsche Funds. Each Board Member owns over $275,000 of shares on an aggregate basis in all Deutsche funds overseen by the Board Member as of July 1, 2017.

Dollar Range of Equity Securities Beneficially Owned

Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche High Income Opportunities Fund, Inc.	0	$1-$10,000	$1-$10,000	0	0	$1-$10,000	$10,001- $50,000	Over $100,000	0	0	0
Aggregate Dollar Range of Equity Securities Owned in All Deutsche Funds Overseen by the Nominee/Board Member	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000

Number of Shares Beneficially Owned

Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche High Income Opportunities Fund, Inc.	0	500	340	0	0	250	700	8,150	0	0	0

A-1

EXHIBIT B

OFFICERS(1)

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
Brian E. Binder (1972)(4) President and Chief Executive Officer, 2013 — present	Managing Director(3) and Head of US Product and Fund Administration, Deutsche Asset Management (2013-present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012).

John Millette (1962) Vice President and Secretary, 1999 — present	Director(3), Deutsche Asset Management, Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015-present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015-2017)

Paul H. Schubert (1963)(5) Chief Financial Officer, 2004 — present Treasurer, 2005 — present	Managing Director(3), Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); and Vice President; Deutsche AM Distributors Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004-2013)

Caroline Pearson (1962) Chief Legal Officer, 2010 — present	Managing Director(8), Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

Hepsen Uzcan (1974)(6) Vice President, since 2016(7) Assistant Secretary, 2013 — present	Director(3), Deutsche Asset Management

Scott D. Hogan (1970) Chief Compliance Officer, Since 2016(8)	Director(3), Deutsche Asset Management

B-1

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
Wayne Salit (1967)(5) Anti-Money Laundering Compliance Officer, 2014 — present	Director(3), Deutsche Asset Management (since 2014); formerly, Managing Director, AML Compliance Officer, BNY Mellon (2011-2014); Director, AML Compliance Officer, Deutsche Bank (2004-2011)

Paul Antosca (1957) Assistant Treasurer, 2007 — present	Director(3), Deutsche Asset Management

Sheila Cadogan (1966) Assistant Treasurer, since July 12, 2017(9)	Director(3), Deutsche Asset Management

Diane Kenneally (1966) Assistant Treasurer, 2007 — present	Director(3), Deutsche Asset Management

(1)

As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds. The officers are elected by the Board on an annual basis.

(3)	Executive title, not a board directorship.

(4)	Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(5)	Address: 60 Wall Street, New York, New York 10005.

(6)	Address: 345 Park Avenue, New York, New York 10154.

(7)	Effective as of May 11, 2016.

(8)	Effective June 1, 2016.

(9)	Effective July 12, 2017.

B-2

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Independent Board Member by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Independent Board Member from the Deutsche fund complex for the calendar year ended December 31, 2016. No Independent Board Member of the Funds receives pension or retirement benefits from the Funds.

	Independent Board Members
Fund Name	John W. Ballantine		Henry P. Becton, Jr.	Dawn-Marie Driscoll		Keith R. Fox		Paul K. Freeman		Kenneth C. Froewiss		Richard J. Herring	William McClayton		Rebecca W. Rimel		William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche High Income Opportunities Fund, Inc.. (DHG)	$1,355		$1,290	$1,355		$1,355		$1,355		$1,548		$1,290	$1,329		$1,355		$1,290	$1,290
Total Compensation from Fund Complex(1)	$300,000	(4)	$275,000	$300,000	(4)	$300,000	(4)	$300,000	(4)	$375,000	(2)	$275,000	$290,000	(3)	$300,000	(4)	$275,000	$275,000

(1)	For each Independent Board Member total compensation from the Deutsche fund complex represented compensation from 98 funds as of December 31, 2016.

(2)	Includes $100,000 in annual retainer fees received by Dr. Froewiss as Chairperson of Deutsche Funds Board.

(3)	Includes $15,000 in annual retainer fees received by Mr. McClayton as Vice Chairperson of Deutsche Funds Board.

(4)	Includes an annual retainer fee for serving as Chairperson of a Board Committee.

C-1

EXHIBIT D

ADVANCE NOTICE REQUIREMENTS FOR

DEUTSCHE HIGH INCOME OPPORTUNITIES FUND, INC.

The following is an excerpt from the Amended and Restated By-Laws for Deutsche High Income Opportunities Fund, Inc. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for Deutsche High Income Opportunities Fund, Inc. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.11	Advance Notice of Shareholder Nominees for Directors and Other Shareholder Proposals.

(a)	Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of shares of the Corporation’s stock, both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary of the Corporation as provided in paragraph (2) of this Section 9.11(a) and at the time of the annual meeting, (B) is entitled to vote the applicable shares at the meeting and (C) has complied with the procedures set forth in this Section 9.11(a). The requirements of this Section 9.11 shall apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)

For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.11, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders; provided, however, that in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.11(a)(2) or Section 9.11(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a director, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are owned of record or beneficially by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Corporation, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Regulation 14A (or any successor provision)

under the 1934 Act and the rules and regulations thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a director or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a director or directors that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Corporation or with value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of this Section 9.11(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in the shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Corporation’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of shares of the Corporation’s stock supporting the nominee for election or reelection as a director or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a director, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.12 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a Shareholder of the Corporation); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a director pursuant to Section 9.11(a)(1)(iii), the Corporation may require the proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.11 to the contrary, in the event the Board of Directors increases the number of directors and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4)	For purposes of this Section 9.11, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Corporation’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws. Nominations of individuals for election to the Board of Directors may be made at a special meeting of Shareholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of such shares both as of the time the Shareholder Notice was delivered to the Secretary of the Corporation as provided in Section 9.11(a)(2) of these Bylaws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.11 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Directors, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.11(a) of these Bylaws shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)

Upon written request by the Secretary or the Board of Directors or any committee thereof, any Shareholder proposing a nominee for election as a director or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.11. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11. Notwithstanding anything herein to the contrary, the Corporation shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.11 shall be eligible for election by Shareholders as directors, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the charter of the Corporation or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the charter or these Bylaws and, if any proposed nomination or business is not in compliance with the procedures set forth in the charter and these Bylaws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.11, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Corporation or by its investment manager or an affiliate of such investment manager with respect to the Corporation.

(4)	Notwithstanding the foregoing provisions of this section 9.11, a shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and rules and regulations promulgated thereunder with respect to the matters set forth in this section 9.11. Nothing in this section 9.11 shall be deemed to affect any right of the holders of any class or series of the Corporation’s preferred stock (if any) if and to the extent provided under law, the charter of the Corporation or these Bylaws.

9.12	Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Corporation at the principal executive office of the Corporation a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Corporation upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

CE-PROXY-DHG.2017

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 60 Wall Street New York, NY 10005 on September 20, 2017

Please detach at perforation before mailing.

DEUTSCHE HIGH INCOME OPPORTUNITIES FUND, INC. (“DHG” OR THE “FUND”) PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 20, 2017	PROXY CARD

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held September 20, 2017 at 2:00 p.m. (Eastern time), at 60 Wall Street, New York, New York 10005, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Directors of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

DHG_29102_080717

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on September 20, 2017.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/deu-29102

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

			FOR	WITHHOLD	FOR ALL
1.	Election of Class I Board Members:		ALL	ALL	EXCEPT

	01. John W. Ballantine	03. Kenneth C. Froewiss	☐	☐	☐
	02. Dawn-Marie Driscoll	04. Rebecca W. Rimel

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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6 0 8 9 9 9 9 0 0 1 0 9 9 9 9 9 9 9 9 9 9

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